UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                   April 24, 2003



                            Prime Medical Services, Inc.
             (Exact name of Registrant as specified in its charter)


          Delaware                      0-22392                   74-2652727
(State or other jurisdiction     (Commission File No.)          (IRS Employer
      of incorporation)                                      Identification No.)



                          1301 Capitol of Texas Highway
                                  Suite C-300
                              Austin, Texas 78746
              (Address of principal executive offices) (Zip Code)



                               (512) 328-2892

              (Registrant's telephone number, including area code)


                                 Not applicable
          (Former name or former address, if changed since last report)



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Item 9.  Regulation FD Disclosure

         This Current Report on Form 8-K is being furnished pursuant to Item 12, "Results of Operations and Financial Condition," in accordance with interim procedures promulgated by the Securities and Exchange Commission. See "Item 12. Results of Operations and Financial Condition" below.

Item 12.  Results of Operations and Financial Condition.

         On April 24, 2003, Prime Medical Services, Inc., issued a press release entitled "Prime Medical Announces First Quarter Earnings." The text of the press release, which is attached as Exhibit 99.1, is incorporated by reference in its entirety.



                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Prime Medical Services, Inc.
                                         (Registrant)



Date: April 24, 2003                  By: /s/  John Q. Barnidge
                                         ---------------------------------------
                                           John Q. Barnidge
                                           Chief Financial Officer



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



                                  EXHIBIT INDEX

Exhibit
Number  Description
------  -----------

99.1    Press Release issued by Prime Medical Services, Inc., on April 24, 2003.


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